                                                                   Exhibit 10.48

                    AMENDMENT TO PLAN AND AGREEMENT OF MERGER

         This Amendment to Plan and Agreement of Merger (this "AMENDMENT") is made as of this 15th day of March, 2001 and is entered into by and among Security Associates International, Inc, a Delaware corporation ("SAI"), King Acquisition Corp., a Delaware corporation ("KING ACQUISITION"), KC Acquisition Corp., a New Jersey corporation (the "COMPANY"), Mr. Thomas J. Few Sr. ("FEW"), Mr. David L. Smith ("SMITH") and Mr. Timothy M. McGinn ("MCGINN"; Few, Smith and McGinn are collectively referred to herein as the "SELLING SHAREHOLDERS").

                                    RECITALS

         WHEREAS, SAI, King Acquisition, Company and Selling Shareholders are parties to that certain Plan and Agreement of Merger dated as of May 11, 2000 (the "AGREEMENT"); and

         WHEREAS, the parties wish to amend the Agreement by, among other things, (i) increasing the cash consideration to be paid pursuant to Article 2 of the Agreement, (ii) modifying the liquidation preference and certain other provisions of SAI Preferred to be distributed to the Selling Shareholders and
(iii) modifying the allocation of the SAI Preferred among the Selling Shareholders.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the undersigned hereby mutually agree as follows:

I.       AMENDMENTS TO AGREEMENT

         (a) Section 1.77 of the Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

         1.77 "SAI PREFERRED" SHALL MEAN, COLLECTIVELY, THE SERIES C PREFERRED AND THE SERIES D PREFERRED. EXCEPT FOR THEIR RESPECTIVE LIQUIDATION VALUES, EACH OF THE SERIES C PREFERRED AND SERIES D PREFERRED SHALL BE SUBSTANTIALLY IDENTICAL IN ALL OTHER RESPECTS.

 "SERIES C PREFERRED" SHALL MEAN THE SERIES C CONVERTIBLE PREFERRED STOCK, PAR VALUE $10.00 PER SHARE OF SAI, OF WHICH THERE SHALL BE 36,000 TOTAL SHARES AUTHORIZED, EACH HAVING A LIQUIDATION VALUE OF $350 PER SHARE AND CONVERTIBLE INTO 100 SHARES OF COMMON STOCK, AND OTHERWISE HAVING SUBSTANTIALLY THE TERMS, PREFERENCES AND PROVISIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS THEREFORE FILED IN THE STATE OF DELAWARE AND PREVIOUSLY DISCLOSED TO THE SELLING SHAREHOLDERS;

"SERIES D PREFERRED" SHALL MEAN THE SERIES D CONVERTIBLE PREFERRED STOCK, PAR VALUE $10.00 PER SHARE OF SAI, OF WHICH THERE SHALL BE 9,000 TOTAL SHARES AUTHORIZED, EACH HAVING A LIQUIDATION VALUE OF $450 PER SHARE AND CONVERTIBLE INTO 100 SHARES OF COMMON STOCK, AND OTHERWISE HAVING SUBSTANTIALLY THE TERMS, PREFERENCES AND PROVISIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS THEREFOR FILED IN THE STATE OF DELAWARE AND PREVIOUSLY DISCLOSED TO THE SELLING SHAREHOLDERS;

         (b) Section 1.96 of the Agreement is hereby deleted in its entirety and the following shall be substituted therefor:


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         "SV NOTE" SHALL MEAN THAT CERTAIN PROMISSORY NOTE, EXECUTED BY KING IN
FAVOR OF SV IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000.

         (c) Section 2.6 of the Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

         2.6 CONVERSION OF SECURITIES. AT THE EFFECTIVE TIME, BY VIRTUE OF THE MERGER AND WITHOUT ANY ACTION ON THE PART OF KING ACQUISITION, THE COMPANY OR THE HOLDERS OF ANY OF THE FOLLOWING SECURITIES, THE FOLLOWING SECURITIES WILL BE CONVERTED IN THE MANNER SET FORTH
              BELOW:

                  (A) FEW SHALL RECEIVE (X) FOR EACH SHARE OF COMPANY COMMON HELD BY FEW WHICH IS ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE CANCELED AND EXTINGUISHED AND CONVERTED INTO AND BECOME A RIGHT TO RECEIVE 225 SHARES OF SERIES C PREFERRED AND (Y) IMMEDIATELY AVAILABLE FUNDS IN AN AMOUNT EQUAL TO $5,200,000.

                  (B) SMITH SHALL RECEIVE (X) FOR EACH SHARE OF COMPANY COMMON HELD BY SMITH WHICH IS ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE CANCELED AND EXTINGUISHED AND CONVERTED INTO AND BECOME A RIGHT TO RECEIVE 225 SHARES OF SERIES D PREFERRED AND (Y) IMMEDIATELY AVAILABLE FUNDS IN AN AMOUNT EQUAL TO $650,000.

                  (C) MCGINN SHALL RECEIVE (X) FOR EACH SHARE OF COMPANY COMMON HELD BY MCGINN WHICH IS ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE CANCELED AND EXTINGUISHED AND CONVERTED INTO AND BECOME A RIGHT TO RECEIVE 225 SHARES OF SERIES D PREFERRED AND (Y) IMMEDIATELY AVAILABLE FUNDS IN AN AMOUNT EQUAL TO $650,000.

                  (D) TO THE EXTENT THAT ACTUAL RMR IS LESS THAN THE MINIMUM RMR, THEN THE NUMBER OF SHARES SERIES C PREFERRED AND SERIES D PREFERRED TO BE EXCHANGED PURSUANT TO THIS SECTION 2.6 SHALL BE PROPORTIONATELY REDUCED, PRO RATA, BASED ON THE RESPECTIVE LIQUIDATION VALUES OF SERIES C PREFERRED AND SERIES D PREFERRED, AND BASED ON THE RESPECTIVE NUMBER OF SHARES OF COMPANY COMMON HELD BY EACH SELLING SHAREHOLDER.

                  (E) EACH SHARE OF ACQUISITION COMMON ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE CONVERTED INTO ONE VALIDLY ISSUED, FULLY PAID AND NONASSESSABLE SHARE OF COMMON STOCK OF THE SURVIVING CORPORATION.

         (d) Section 2.8 of the Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

         2.8 EXCHANGE OF COMMON CERTIFICATES. EACH HOLDER OF A CERTIFICATE OR CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL AT THE CLOSING, SURRENDER TO SAI FOR EXCHANGE A CERTIFICATE OR CERTIFICATES, DULY ENDORSED IN BLANK OR ACCOMPANIED BY DULY EXECUTED STOCK POWERS, REPRESENTING THE NUMBER OF SHARES OF COMPANY COMMON HELD BY SUCH HOLDER. IN EXCHANGE THEREFOR AND AGAINST RECEIPT THEREOF, SAI SHALL AT CLOSING ISSUE TO SUCH HOLDER OF COMPANY COMMON A CERTIFICATE OR

CERTIFICATES REPRESENTING THE NUMBER AND CLASS OF SHARES OF SAI
PREFERRED TO BE ISSUED TO SUCH HOLDER PURSUANT TO SECTIONS 2.6(A), (B) AND (C), AS APPLICABLE; AND THE CASH TO BE DELIVERED TO SUCH HOLDER PURSUANT TO SECTIONS 2.6(A), (B) AND (C), AS APPLICABLE. UNTIL SO SURRENDERED AND EXCHANGED, EACH SUCH CERTIFICATE SHALL REPRESENT SOLELY THE RIGHT TO RECEIVE THE CONSIDERATION THEREFOR PROVIDED HEREIN, WITHOUT INTEREST, AND SAI SHALL NOT BE REQUIRED TO ISSUE TO SUCH HOLDER THE STOCK TO WHICH SUCH HOLDER OTHERWISE WOULD BE ENTITLED; PROVIDED, THAT PROCEDURES ALLOWING FOR PAYMENT AGAINST RECEIPT OF CUSTOMARY AND APPROPRIATE CERTIFICATIONS AND INDEMNITIES SHALL BE PROVIDED WITH RESPECT TO LOST OR DESTROYED CERTIFICATES.

         (e)  A new Section 2.11 is hereby added to the Agreement as follows:

         2.11. NONCOMPETITION PAYMENTS. IN CONSIDERATION FOR HIS COVENANTS AND AGREEMENTS IN SECTION 5.9, SAI SHALL PAY TO FEW, IN IMMEDIATELY AVAILABLE FUNDS, THE AMOUNT OF $25,000 PER CALENDAR MONTH (OR PARTIAL, PRORATED MONTH), PAYABLE ON THE LAST DAY OF EACH CONSECUTIVE CALENDAR MONTH, COMMENCING ON THE LAST DAY OF THE CALENDAR MONTH THAT BEGINS AFTER THE CLOSING, AND ENDING ON THE LAST DAY OF THE SIXTIETH (60TH) MONTH AFTER THE CLOSING DATE.

         (f) Section 3.5 of the Agreement is hereby amended by replacing the defined term "SV Option" therein with the defined term "SV NOTE".

         (g)  The following is added immediately at the end of Section 4.4:


         SAI HEREBY REPRESENTS AND WARRANTS TO THE SELLING SHAREHOLDERS THAT SET FORTH ON SCHEDULE 4.4 IS A LIST SETTING FORTH THE AUTHORIZED AND ISSUED CAPITAL STOCK, BY CLASS, AND A SUMMARY OF ALL OPTIONS, WARRANTS OR RIGHTS TO ACQUIRE CAPITAL STOCK OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE FOR CAPITAL STOCK, OF SAI AS OF THE DATE HEREOF AND BEFORE GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE INVESTMENT AGREEMENT DATED AS OF MARCH 15, 2001 AMONG THE SELLING SHAREHOLDERS, SAI, SECURITYVILLAGE AND THE OTHER PARTIES THERETO.

         (h) Section 9.5(f) of the Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

                  (F) OFFICER'S CERTIFICATE. CERTIFICATES, DATED AS OF THE CLOSING DATE, RESPECTIVELY, FROM AN OFFICER OF SAI, CONFIRMING THE SATISFACTION OF THE CONDITIONS REQUIRED PURSUANT TO SECTIONS 8.1 AND 8.2 AS OF THE CLOSING;

         (i) Section 10.1 (a)(ii) of the Agreement is hereby deleted in its entirety and the following shall be substituted therefor:

                  (II) ANY LIABILITY OF THE COMPANY OR ITS SUBSIDIARIES NOT DISCLOSED IN WRITING PRIOR ON THE DISCLOSURE SCHEDULES, INCLUDING AS THE DISCLOSURE SCHEDULES ARE UPDATED IN CONNECTION WITH ANY AMENDMENT TO THIS AGREEMENT (OTHER THAN



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                           LIABILITIES OF A SIMILAR TYPE AS THOSE DISCLOSED
                           WHICH ARISE AFTER SUCH DISCLOSURE AND PRIOR TO THE CLOSING DATE IN THE ORDINARY COURSE OF BUSINESS, TO THE EXTENT EXPRESSLY PERMITTED BY THE TERMS OF THIS AGREEMENT);

II.      MISCELLANEOUS

         (a) Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

         (b) Except as otherwise provided in this Amendment, the Agreement shall remain in full force and effect unless and until it is terminated pursuant to its terms.

                  (a) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

                            SIGNATURE PAGE FOLLOWS.]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to Plan and
Agreement of Merger be duly executed on the date first above written.

                                 SECURITY ASSOCIATES
                                 INTERNATIONAL, INC.


                                 By:_____________________________________
                                     James S. Brannen, its President



                                 KING ACQUISITION CORP.

                                 By:_____________________________________
                                 Title:__________________________________



                                 KC ACQUISITION CORP.


                                 By:_____________________________________
                                 Title:__________________________________



                                 SELLING SHAREHOLDERS


                                 ________________________________________
                                 Thomas J. Few, Sr.



                                 ________________________________________
                                 Timothy M. McGinn



                                 ________________________________________
                                 David L. Smith

                                  SCHEDULE 4.4

                                 CAPITALIZATION

                    Class                                 Authorized                           Issued
                    -----                                 ----------                           ------
SAI Common                                                50,000,000                          7,757,657
Series A Convertible Preferred                             137,686                             137,359
Series B Convertible Preferred                              45,000                                0
Undesignated Preferred Stock                               817,314                                0

         The Company has reserved for issuance the following amounts of SAI
Common:

Series A Convertible Preferred                                            13,768,600
Stock Option Plan                                                          2,800,000
Management Incentive Options                                                  11,808
Miscellaneous Options                                                         82,723
S1 Warrants                                                                  121,104
S1 Stock                                                                   1,388,786
Stock Purchase Plan                                                          350,000
                                                                          ----------
                                                      TOTAL               18,523,021
                                                                          ==========
